Exhibit 10.3

PROMISSORY NOTE MODIFICATION AGREEMENT

         THIS PROMISSORY NOTE MODIFICATION AGREEMENT (this “Agreement”) is made as of this 26th day of May, 2005, between DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, a principal department of the State of Maryland (the “Lender”), and PHOENIX COLOR CORP., a Delaware corporation (the “Borrower”).

RECITALS

         1. The Lender made a conditional loan to the Borrower in the original principal amount of $500,000 (the “Loan”) pursuant to the terms of a Loan Agreement dated May 3, 2000, between the Lender and the Borrower, as amended by a First Amendment to Loan Agreement dated July 20, 2000, between the Lender and the Borrower (as amended, the “Loan Agreement”).

         2. The Loan is evidenced by a promissory note dated May 3, 2000, made by the Borrower payable to the order of the Lender in the original principal amount of $500,000 (the “Note”).

         3. The Borrower has requested that the Lender modify the terms of Note and the Loan Agreement.

         4. Pursuant to the Borrower’s request, the Lender agrees to amend the terms of the Note pursuant to this Agreement.

         NOW, THEREFORE, in consideration of the promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

         1. The Borrower and the Lender acknowledge that the above Recitals to this Agreement are true and correct, and agree that the same are incorporated by reference into the body of this Agreement.

         2. Unless otherwise specifically defined herein, all terms defined by the provisions of the Loan Agreement shall have the same meanings ascribed to such terms by the provisions of the Loan Agreement when used herein.

         3. The Note is hereby amended by deleting Sections 3(g) and (h) of the Note and substituting the following in their place:

                   “(g) December 31, 2005.

(i) If as of December 31, 2005, the Borrower meets the requirements of Sections 3.03(b)(i) through (viii) of the Loan Agreement, the

Phoenix Color Note Modification Agreement
May 9, 2005

principal amount of the Loan, together with all accrued interest, shall be forgiven as provided in Section 3.03 of the Loan Agreement.

         (ii) If as of December 31, 2005, the Borrower fails to meet the requirements of Section 3.03(b)(viii) of the Loan Agreement, but the Borrower meets the requirements for partial repayment under Section 3.05 of the Loan Agreement, the Borrower shall repay the amount of principal calculated under Section 3.05 of the Loan Agreement, together with accrued interest thereon (unless accrued interest is forgiven under Section 3.06(a) of the Loan Agreement), by April 1, 2006. Any amount of the Loan remaining after repayment under this subsection is made shall be forgiven by the Lender as provided in Section 3.06 of the Loan Agreement.

         (iii) If as of December 31, 2005, the Borrower fails to meet all of the requirements of Section 3.03(b)(i) through (viii) of the Loan Agreement and is not eligible for partial repayment under 3.05 of the Loan Agreement, then commencing on April 1, 2006, and continuing on the same day of each succeeding third month to and including the Maturity Date, the Borrower shall repay the principal amount of the Loan, together with accrued interest thereon. Payments shall be in equal, consecutive quarterly installments, which shall include a payment of principal and a payment of the accrued interest on the outstanding principal balance, all as set forth in an amortization schedule to be provided to the Borrower by the Lender and which may be revised from time to time in accordance with the provisions of this Note.

         (h) The Borrower shall pay any unforgiven remaining principal balance, accrued and unpaid interest and any other amounts outstanding under the Loan Documents on the Maturity Date or April 1, 2006 (if payment is being made under Section 3(g)(ii) above), on which date this Note shall mature, and the entire and unforgiven unpaid principal balance and accrued and unpaid interest thereon shall be due and payable.”

         4. As used in the Note and this Agreement, the term “this Note” means the Note as amended by this Agreement, and the term “Loan Agreement” means the Loan Agreement as modified by Second Amendment to Loan Agreement dated the same date as this Agreement, between the Lender and the Borrower, unless the context clearly indicates or dictates a contrary meaning.

         5. The Borrower will execute any confirmatory instruments with respect to the Note as the Lender may require, including any amendments to the Loan Agreement.

         6. The Borrower ratifies and confirms all of its liabilities and obligations under the Note and agrees that, except as expressly modified in this Agreement, the Note continues in full force and effect as if set forth specifically herein. The Borrower and the Lender agree that this Agreement

Phoenix Color Note Modification Agreement
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shall not be construed as an agreement to extinguish the original obligations under the Note and shall not constitute a novation as to the obligations of the Borrower under the Note.

         7. This Agreement may not be amended, changed, modified, altered, or terminated without in each instance the prior written consent of the Lender. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

         8. In connection with this Agreement, the Borrower represents and warrants as follows:

                   (a) Except as provided in Section 9 below, there is no default on the part of the Borrower under the Note or the other Loan Documents, as amended, and no event has occurred or is continuing which, with notice, or the passage of time, or both, would constitute a default under the Agreement or the other Loan Documents, as amended.

                   (b) The Note and the other Loan Documents, as amended, constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms.

                   (c) If any of the foregoing representations and warranties prove to be false, incorrect or misleading in any material respect, the Lender may, in its absolute and sole discretion, declare (i) that event of default has occurred and exists under the provisions of the Agreement, and/or (ii) any of the provisions of this Agreement to be void and of no force.

         9. The Department understands that the Borrower has failed to complete the Additional Facilities (as defined in the Loan Agreement) by the Completion Date (as defined in the Loan Agreement) and has ceased to use the Manufacturing Facilit (as defined in the Loan Agreement). These failures were defaults under Section 5.01(h) and (f) of the Loan Agreement, respectively. A default under the Loan Agreement also constitutes Default under Section 8(b) of the Note. The Department has waived these two defaults under the Loan Agreement and hereby waives the corresponding cross-defaults under the Note.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be signed, sealed and delivered as of the date first above written.

WITNESS: __________________ WITNESS: /s/ Diane C. Leland	DEPARTMENT OF BUSINESS AND
  ECONOMIC DEVELOPMENT

By:  Aris Melissaratos
Name: Aris Melissaratos
Title: Secretary

PHOENIX COLOR CORP.

By:  /s/ Edward Lieberman
Name: Edward Lieberman
Title: Chief Financial Officer

Phoenix Color Note Modification Agreement
May 9, 2005

STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

         I HEREBY CERTIFY that on this 26th day of May, 2005, before me, a Notary Public of the State of Maryland, in and for the State and City/County aforesaid, personally appeared Aris Melissaratos, who acknowledged himself to be the Secretary of Business and Economic Development of the State of Maryland, a principal department of the State of Maryland, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the foregoing Agreement on behalf of the Department of Business and Economic Development for the purposes therein contained as the duly authorized Secretary of Business and Economic Development of the State of Maryland.

         AS WITNESS my hand and Notarial Seal.

/s/ Robin G. Whitfield Notary Public

My Commission expires: 3/1/08

STATE OF MARYLAND, CITY/COUNTY OF WASHINGTON, TO WIT:

         I HEREBY CERTIFY that on this 9th day of May, 2005, before me, a Notary Public in and for the State of Maryland, personally appeared Edward Lieberman, who acknowledged himself/herself to be the CFO of Phoenix Color Corp., known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that she/he executed the foregoing Agreement on behalf of Phoenix Color Corp., for the purposes therein contained as its duly authorized _____________.

         AS WITNESS my hand and Notarial Seal.

/s/ Rachel A. Grimm Notary Public

My Commission expires: 5/1/2008

Acknowledgement of the Board of County Commissioners of Washington County

         The undersigned, the Board of County Commissioners of Washington County, guaranteed a portion of the Loan pursuant to the terms of a Guaranty Agreement dated May 3, 2000, made for the benefit of the Lender. The undersigned acknowledges and consents to the terms of this Amendment and the Note Modification, and reaffirms its obligations under the terms of the Guaranty Agreement.

Phoenix Color Note Modification Agreement
May 9, 2005

WITNESS: /s/ Joni L. Bittner Joni L. Bittner, Clerk	BOARD OF COUNTY COMMISSIONERS OF WASHINGTON COUNTY By: /s/ Gregory I. Snook Name: Gregory I. Snook Title: President

STATE OF MARYLAND, CITY/COUNTY OF WASHINGTON, TO WIT:

         I HEREBY CERTIFY that on this 17th day of May, 2005, before me, a Notary Public in and for the State of Maryland, personally appeared Gregory I. Snook, who acknowledged himself to be the President of the Board of County Commissioners of Washington County, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that she/he executed the foregoing Agreement on behalf of the Board of County Commissioners of Washington County for the purposes therein contained as its duly authorized President.

         AS WITNESS my hand and Notarial Seal.

/s/ Gregory I. Snook Notary Public

My Commission expires: 11-1-08